--------------------------------------------------------------------------------
                                    MORGAN STANLEY
                                   INDIA INVESTMENT
                                      FUND, INC.
--------------------------------------------------------------------------------


                                    ANNUAL REPORT
                                  DECEMBER 31, 1998
                        MORGAN STANLEY DEAN WITTER INVESTMENT
                                    MANAGEMENT INC.
                                  INVESTMENT ADVISER



                                    MORGAN STANLEY
                             INDIA INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

John S.Y. Chu
DIRECTOR

Gerard Lahausse de la Louviere
DIRECTOR

Gerard E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Fergus Reid
DIRECTOR

Samuel T. Reeves
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
----------------------

For the year ended December 31, 1998, the Morgan Stanley India Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 4.08% compared to -20.98% for the U.S. dollar adjusted Bombay Stock Exchange
(BSE) National Index (the "Index"). For the period since the Fund's inception on February 25, 1994 through December 31, 1998, the Fund's total return, based on net asset value per share, was -33.84% compared to -50.39% for the Index. On December 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $6.75, representing a 26.6% discount to the Fund's net asset value per share.

1998 is likely to go down in history as one of the most difficult years for the Indian stock markets. While the economy remained resilient to the Asian contagion, the market faced, for the first time, negative flows from foreign portfolio investors. A fluid political environment and a weakening economy slowed the pace of economic reforms. Lack of business confidence reduced private investment further fueling the negative story. During the year, retail investors turned more risk averse and preferred to save through bank deposits and government sponsored investment schemes. All these factors contributed to the Indian market registering the worst performance in the Asian region.

The silver lining to 1998 was provided by the stock picking opportunities available to the discerning investor. High quality companies, particularly in consumer, pharmaceutical and information technology sectors, have performed remarkably well. Clearly, the market is getting polarized with quality attracting great premiums. The Fund's portfolio benefited significantly on this market development contributing to the current year's outperformance against the benchmark.

We feel that both the Indian economy and the stock markets will bottom out in 1999. Whether the stock markets will precede the real economy and its recovery to a large extent depends on the speed and decisiveness of governmental policy. The markets and the country as a whole lack confidence and resurgence in the markets is contingent upon the return of confidence.

The investor base both local and international is looking to this government to kick-start the reform process, which should serve as a pointer to the direction where the policy framework of the government is headed. If the current government can establish its reformist credentials, then the markets will improve quickly. If, for any reason, this government falls short and fails to deliver on the reforms agenda or on issues such as reforms in insurance industry, legislation on patents or accelerating investment in infrastructure, then India as a country runs the risk of having wasted another year.

We base our view on the markets bottoming out in 1999 on the conviction that this government will deliver on the reform agenda. The consequences for the country so far have been severe due to the government not delivering on the reform agenda and we believe that the government is fully aware of this.

The portfolio restructuring strategy initiated two years ago has had a significant impact and we feel that the current portfolio of the Fund reflects stocks that have the competitive edge to be successful. With regard to portfolio strategy for 1999, during the first quarter, the Fund will stay invested in defensive sectors like information technology, fast moving consumer goods (FMCG) and then gradually move on the margin towards economy sensitive sectors like automobiles and capital goods.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

JANUARY 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

Morgan Stanley India Investment Fund, Inc.
Investment Summary as of December 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                           TOTAL RETURN (%)
                              ----------------------------------------------------------------
                                 MARKET VALUE (1)    NET ASSET VALUE (2)       INDEX (3)
                              --------------------  --------------------  --------------------
                                           AVERAGE               AVERAGE               AVERAGE
                              CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL   CUMULATIVE   ANNUAL
                              ----------   -------   ----------  -------   ----------  -------
          One Year             -19.40%     -19.40%      4.08%     4.08%     -20.98%    -20.98%
          Since Inception*     -51.40      -13.83     -33.84     -8.17      -50.39     -13.47

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[GRAPH]


                                                            YEAR ENDED DECEMBER 31,

                                            1994*        1995        1996        1997        1998
                                            -----        ----        ----        ----        ----
Net Asset Value Per Share. . . . . . . .   $13.99       $8.91       $8.81       $8.83       $9.19
Market Value Per Share . . . . . . . . .   $11.25       $9.13       $9.50       $8.38       $6.75
Premium/(Discount) . . . . . . . . . . .    -19.6%        2.5%        7.8%       -5.1%      -26.6%
Capital Gains Distributions. . . . . . .   $ 0.17          --          --          --          --
Fund Total Return (2). . . . . . . . . .     0.72%     -36.31%      -1.12%       0.23%       4.08%
Index Total Return (3) . . . . . . . . .    -7.88%     -31.53%      -6.49%       6.43%     -20.98%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Bombay Stock Exchange (BSE) National Index is a market capitalization weighted index including the equity shares of 100 companies from the "Specified" and the "Non-specified" list of the 5 major stock exchanges, namely, Bombay, Calcutta, Delhi, Ahmedabad and Madras.
 *   The Fund commenced operations on February 25, 1994.

Morgan Stanley India Investment Fund, Inc.
Portfolio Summary as of December 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Equity Securities        (98.4%)
Short-Term Investments    (1.5%)
Fixed Income Securities   (0.1%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Automobiles                    (17.5%)
Beverages & Tobacco             (4.1%)
Broadcasting & Publishing       (5.6%)
Chemicals                       (5.1%)
Consumer Products (Cyclical)    (4.2%)
Electronic Components -- Misc. (13.9%)
Energy Equipment & Services    (13.7%)
Financial Services              (4.1%)
Health & Personal Care         (10.7%)
Transportation -- Rail          (4.0%)
Other                          (17.1%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                            PERCENT OF
                                                            NET ASSETS
                                                            ----------
     1.   Bharat Heavy Electricals Ltd.                       13.3%
     2.   Infosys Technology Ltd.                             12.7
     3.   Zee Telefilms Ltd.                                   5.0
     4.   Novartis India Ltd.                                  4.2
     5.   ITC Ltd.                                             4.2
     6.   Container Corp. of India Ltd.                        4.0
     7.   Housing Development Finance Corp., Ltd.              3.8
     8.   Hero Honda Ltd.                                      3.7
     9.   Punjab Tractors Ltd.                                 3.3
    10.   Agrevo India Ltd.                                    2.8
                                                              ----
                                                              57.0%
                                                              ----
                                                              ----

FINANCIAL STATEMENTS
------
STATEMENT OF NET ASSETS
------
DECEMBER 31, 1998

                                                                          VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.6%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (1.9%)
  Blow Plast Ltd.                                        434,600  U.S.$     266
  Phillips India Ltd.                                    799,550          2,376
  Supreme Industries Ltd.                                832,900          3,450
                                                                  -------------
                                                                          6,092
                                                                  -------------
--------------------------------------------------------------------------------
AUTOMOBILES (17.5%)
  Apollo Tyres Ltd.                                        3,475              5
  Bajaj Tempo Ltd.                                         2,119              6
  Castrol (India) Ltd.                                     1,234             22
  Ceat Ltd.                                                  335            --@
  Denso India Ltd.                                       737,000            391
  Elgi Tyres & Tread Ltd.                                410,100          2,173
  Hero Honda Ltd.                                        902,042         11,549
  Lumax Industries Ltd.                                  441,200            312
  Motherson Sumi Systems Ltd.                            335,857            245
  Motor Industries Co., Ltd.                              39,942          3,416
  MRF Ltd.                                               109,280          3,680
(a,b)Patheja Bros Forgings & Stamp Ltd.                  450,000            172
  Premier Instruments Ltd.                               245,987            381
  Punjab Tractors Ltd.                                   560,670         10,482
  Rane Brakes & Lining Ltd.                                7,200             21
  Rane Madras Ltd.                                       213,100            288
  S.K.F. Bearings Ltd.                                    55,256          1,138
  Subros Auto Ltd.                                       159,395            154
(a)Sundaram Brake Linings Ltd.                             2,850              5
  Sundaram Fasteners Ltd.                                394,550          3,437
  Tata Engineering & Locomotive Ltd.                   2,258,723          8,669
  TVS Suzuki Ltd.                                        671,350          8,323
  VST Tillers & Tractors Ltd.                            259,500             98
                                                                  -------------
                                                                         54,967
                                                                  -------------
--------------------------------------------------------------------------------
BANKING (1.6%)
  HDFC Bank Ltd.                                       1,558,700          2,010
  State Bank of India Ltd.                               848,920          3,140
                                                                  -------------
                                                                          5,150
                                                                  -------------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO (4.1%)
  ITC Ltd.                                               740,067         13,069
                                                                  -------------
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (5.6%)
  Navneet Publications Ltd.                              100,500            230
(a,b)New Delhi Television Ltd.                           333,300            377
  Tata Donnelley Ltd.                                    293,250          1,132
  Zee Telefilms Ltd.                                   1,047,700         15,788
                                                                  -------------
                                                                         17,527
                                                                  -------------
--------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (0.8%)
  Associated Cement Co., Ltd.                                  3  U.S.$     --@
  ITW Signode India Ltd.                               1,077,500          2,443
                                                                  -------------
                                                                          2,443
                                                                  -------------
--------------------------------------------------------------------------------
CHEMICALS (5.1%)
  Agrevo India Ltd.                                      749,760          8,880
  Ciba Specialty Chemicals (India) Ltd.                       45            --@
  Colour-Chem Ltd.                                        64,602          2,837
  ICI India Ltd.                                         411,678          1,859
  Monsanto Chemicals of India                             99,800          2,121
  Reliance Industries Ltd.                                 1,230              3
  Sudarshan Chemicals Ltd.                               258,852            268
                                                                  -------------
                                                                         15,968
                                                                  -------------
--------------------------------------------------------------------------------
CONSUMER PRODUCTS (CYCLICAL)(4.2%)
  Novartis India Ltd.                                    697,550         13,349
                                                                  -------------
--------------------------------------------------------------------------------
DATA PROCESSING & REPRODUCTION (2.1%)
  NIIT Ltd.                                              103,000          3,938
  Tata Infotech Ltd.                                      77,050          2,549
                                                                  -------------
                                                                          6,487
                                                                  -------------
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- MISC (13.9%)
  Datar Switchgear Ltd.                                  215,900             94
(a)Fujitsu ICIM Ltd.                                     584,865          1,270
  Infosys Technology Ltd.                                574,600         40,027
  Mastek Ltd.                                                100              1
  Modi Xerox Ltd.                                      1,077,400          2,180
(a)Samtel Colour Ltd.                                    756,950            223
                                                                  -------------
                                                                         43,795
                                                                  -------------
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (13.7%)
  Bharat Heavy Electricals Ltd.                        6,768,500         41,851
  Jyoti Structures Ltd.                                  167,750            219
  Shriram Honda Power Equipment Ltd.                     318,330            982
                                                                  -------------
                                                                         43,052
                                                                  -------------
--------------------------------------------------------------------------------
ENERGY SOURCES (0.0%)
(a,b)Renewable Energy Ltd.                               247,800             15
                                                                  -------------
--------------------------------------------------------------------------------
FINANCIAL SERVICES (4.1%)
  Canfin Homes Ltd.                                      922,050            313
  Housing Development Finance Corp., Ltd.                236,132         12,112
  ICICI Ltd. - New                                            20            --@
(a)Sundaram Finance Ltd.                                 119,800            409
(a)UTI Mastergain                                        209,100             44
   UTI-MasterShares Ltd.                                   5,400              1
                                                                  -------------
                                                                         12,879
                                                                  -------------
--------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                          SHARES          (000)
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (0.8%)
  Smithkline Beecham Consumer Health Care Ltd.           208,420  U.S.$   2,579
                                                                  -------------
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.1%)
  Paper Products Ltd. - New                              299,900            374
                                                                  -------------
--------------------------------------------------------------------------------
HEALTH & PERSONAL CARE (10.7%)
  Cheminor Drugs Ltd.                                    243,650            823
  Cipla Ltd.                                             318,050          6,431
  Clariant (India) Ltd.                                   67,000            434
(a)Dr. Reddy's Laboratories Ltd.                         299,600          3,425
  E. Merck (India) Ltd.                                  406,275          3,542
  Hoechst Marion Roussel India Ltd.                      585,200          5,660
  Lakme Ltd.                                                 675              1
  Marico Industries Ltd.                                 283,200          2,354
  Pfizer Ltd.                                                100              2
  Smithkline Beecham Pharmaceuticals (India) Ltd.        574,690          5,981
  Sun Pharmaceutical Industries Ltd.                     435,700          2,797
(a)TTK Biomed Ltd.                                       143,700             25
  Unichem Labs Ltd.                                      162,700            728
  Wyeth Lederle Ltd.                                      97,450          1,412
                                                                  -------------
                                                                         33,615
                                                                  -------------
--------------------------------------------------------------------------------
HEALTHCARE SERVICE (0.8%)
  Glaxo India Ltd.                                       177,950          2,577
                                                                  -------------
--------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS (0.6%)
  Carborundum Universal Ltd.                             493,300            837
  Chicago Pneumatic India Ltd.                           324,940            538
(a,b)Rane Madras Ltd.                                    195,700            622
                                                                  -------------
                                                                          1,997
                                                                  -------------
--------------------------------------------------------------------------------
LEISURE & TOURISM (0.5%)
  EIH Ltd.                                               235,400          1,302
  ITC Hotels Ltd.                                            400              1
  TVS Suzuki Ltd.                                         10,000            124
                                                                  -------------
                                                                          1,427
                                                                  -------------
--------------------------------------------------------------------------------
MACHINERY & ENGINEERING (2.5%)
  Advani-Oerlikon Ltd.                                        27            --@
  Cummins India Ltd.                                     398,440          2,885
  Elgi Equipments Ltd.                                   107,850            483
  Esab India Ltd.                                        564,850          1,005
  Kabra Extrusion Technik Ltd.                           152,600             54
  Lakshmi Machine Works Ltd.                              19,268            817
(a)Lakshmi Synthetic Machinery Ltd.                      152,400             43
  Praj Industries Ltd.                                   221,600             81
  Revathi-CP Equipment Ltd.                              298,600          2,392
  Thermax Ltd.                                               100            --@
                                                                  -------------
                                                                          7,760
                                                                  -------------
--------------------------------------------------------------------------------
MANUFACTURING (0.2%)
  Asahi India Safety Glass Ltd.                          152,300  U.S.$     699
                                                                  -------------
--------------------------------------------------------------------------------
METALS -- STEEL (0.0%)
  Isibars Ltd.                                           349,600             68
                                                                  -------------
--------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES(1.2%)
  Essel Packaging Ltd.                                   368,075          2,174
  Titan Industries Ltd.                                  651,775          1,458
                                                                  -------------
                                                                          3,632
                                                                  -------------
--------------------------------------------------------------------------------
MULTI-INDUSTRY (0.2%)
(a,b)Delta International                                 570,000             13
  Larsen & Toubro Ltd.                                        60            --@
  Rajapalayam Mills                                       17,100            644
                                                                  -------------
                                                                            657
                                                                  -------------
--------------------------------------------------------------------------------
RETAIL --  GENERAL (0.0%)
(a)Timex Watches Ltd.                                        600            --@
                                                                  -------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL (2.4%)
(a)Bata India Ltd.                                     1,073,252          4,933
  Coates of India Ltd.                                   238,150            409
(a)J.K. Synthetics Ltd.                                    5,873            --@
  Madura Coats Ltd.                                      379,550            327
  Mahavir Spinning Mills Ltd.                            491,000            590
  Maral Overseas Ltd.                                    650,500            578
(a)SRF Ltd.                                              665,119            157
  Vardhaman Spinning & General Mills Ltd.                373,500            563
(a)Viral Syntex Ltd.                                     209,200              5
                                                                  -------------
                                                                          7,562
                                                                  -------------
--------------------------------------------------------------------------------
TRANSPORTATION -- RAIL (4.0%)
(b)Container Corp. of India Ltd.                       2,216,500         12,484
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$295,537)                                                   310,224
                                                                  -------------
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.1%)
--------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (0.1%)
(b)Garware Plastics & Polyester Ltd.
    16.00%, 5/1/05 (Cost U.S.$636)                  INR      277            375
                                                                  -------------
--------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.5%)
  Indian Rupee
  (Cost U.S.$4,590)                                INR  195,301  U.S.$    4,598
                                                                 --------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (Cost U.S.$300,763)                                                   315,197
                                                                 --------------
-------------------------------------------------------------------------------
OTHER ASSETS (1.0%)
  Receivable for Investments Sold                U.S.$    2,099
  Foreign Withholding Tax Reclaim
    Receivable                                              485
  Dividends Receivable                                      481
  Deferred Organization Cost                                  2
  Other Assets                                               33           3,100
                                                 --------------  --------------
--------------------------------------------------------------------------------
LIABILITIES (-1.2%)
  Payable For:
    Investments Purchased                               (1,619)
    Bank Overdraft                                        (756)
    Investment Advisory Fees                              (246)
    Custodian Fees                                        (227)
    Professional Fees                                     (100)
    Shareholder Reporting Expenses                         (76)
    Directors' Fees and Expenses                           (31)
    Administrative Fees                                    (27)
  Other Liabilities                                       (514)         (3,596)
                                                 --------------  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 34,236,792, issued and
    outstanding U.S.$0.01 par value
    shares (100,000,000 shares authorized)                       U.S.$  314,701
                                                                 --------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$     9.19
                                                                 --------------
--------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
  Common Stock                                                   U.S.$      343
  Capital Surplus                                                       477,750
  Accumulated Net Investment Loss                                          (28)
  Accumulated Net Realized Loss                                       (177,771)
  Unrealized Appreciation on Investments
    and Foreign Currency Translations                                    14,407
--------------------------------------------------------------------------------
  TOTAL NET ASSETS                                               U.S.$  314,701
                                                                 --------------
--------------------------------------------------------------------------------

  (a) -- Non-income producing
  (b) -- Security valued at fair value - see note A-1 to financial statements. @ -- Value is less than U.S.$500.
December 31, 1998 exchange rate -- Indian Rupee (INR) 42.470 = U.S. $1.00.

       The accompanying notes are an integral part of the financial statements.

                                                                                            YEAR ENDED
                                                                                        DECEMBER 31, 1998
STATEMENT OF OPERATIONS                                                                        (000)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$   4,679
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               179
---------------------------------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             4,858
---------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3,431
    Custodian Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1,980
    Administrative Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               355
    Shareholder Reporting Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .               112
    Professional Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               148
    Directors' Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .                50
    Sub-Administrative Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                25
    Transfer Agent Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                17
    Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               121
---------------------------------------------------------------------------------------------------------
      Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             6,239
---------------------------------------------------------------------------------------------------------
        Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (1,381)
---------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (72,318)
    Foreign Currency Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . .              (545)
---------------------------------------------------------------------------------------------------------
      Net Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (72,863)
---------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . .            81,786
    Appreciation on Foreign Currency Translations. . . . . . . . . . . . . . . . . . .             1,406
---------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . .            83,192
---------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation . . . . . . . . .            10,329
---------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .     U.S.$   8,948
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED          YEAR ENDED
                                                                     DECEMBER 31, 1998   DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                          (000)               (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . . .    U.S.$ (1,381)       U.S.$ (2,577)
  Net Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . .         (72,863)            (49,684)
  Change in Unrealized Appreciation/Depreciation . . . . . . . . . .          83,192              53,284
---------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations . . . . . . .           8,948               1,023
---------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (1,470,300 and 0 shares, respectively). . . .          (9,693)                 --
---------------------------------------------------------------------------------------------------------
  Total Increase (Decrease). . . . . . . . . . . . . . . . . . . . .            (745)              1,023

Net Assets:
  Beginning of Period. . . . . . . . . . . . . . . . . . . . . . . .         315,446             314,423
---------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss
  of U.S.$28 and U.S.$214, respectively) . . . . . . . . . . . . . .   U.S.$ 314,701       U.S.$ 315,446
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED DECEMBER 31,                          PERIOD FROM
SELECTED PER SHARE DATA AND                     -------------------------------------------------------------  FEBRUARY 25, 1994* to
RATIOS:                                                    1998           1997           1996           1995     DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . .  U.S.$    8.83  U.S.$    8.81  U.S.$    8.91  U.S.$   13.99    U.S.$   14.10
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . . .             --             --             --             --            (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . . .          (0.04)         (0.07)         (0.08)         (0.16)            0.04
Net Realized and Unrealized Gain (Loss) on
  Investments. . . . . . . . . . . . . . . . . .           0.31           0.09          (0.02)         (4.92)            0.05
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations . . . . . .           0.27           0.02          (0.10)         (5.08)            0.09
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Realized Gain. . . . . . . . . . . . . . .             --             --             --             --            (0.09)
  In Excess of Net Realized Gain . . . . . . . .             --             --             --             --            (0.08)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions. . . . . . . . . . . . .             --             --             --             --            (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased . . .            0.09            --             --             --               --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . .  U.S.$    9.19  U.S.$    8.83  U.S.$    8.81  U.S.$    8.91    U.S.$   13.99
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD. . . . . .  U.S.$    6.75  U.S.$    8.38  U.S.$    9.50  U.S.$    9.13    U.S.$   11.25
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . . . .         (19.40)%       (11.84)%         4.11%        (18.89)%         (19.01)%
  Net Asset Value (1). . . . . . . . . . . . . .           4.08%          0.23%         (1.12)%       (36.31)%           0.72%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS). . . . . .  U.S.$ 314,701  U.S.$ 315,446  U.S.$ 314,423  U.S.$ 318,045    U.S.$ 499,481
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets. . . . .           1.97%          2.06%          2.10%          3.16%            1.61%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets . . . . . . . . . . . . . .          (0.44)%        (0.70)%        (0.85)%        (1.48)%           0.33%**
Portfolio Turnover Rate. . . . . . . . . . . . .             24%            25%            28%            28%              19%
------------------------------------------------------------------------------------------------------------------------------------


*   Commencement of operations.
**  Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
----------
     Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. Due to the Indian securities market's smaller size, degree of liquidity and volatility, the prices which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends up to May 31, 1997. Subsequent to that date, the Indian Government has withdrawn the withholding tax on dividends. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%. A portion of Foreign Withholding Tax Reclaim Receivable at December 31, 1998 relates to taxes that will be refunded to the Fund upon the filing of the Fund's Indian tax return for the fiscal year ended March 31, 1999.

     In Mauritius, the Fund is liable for income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. As of the date of these financial statements, no provision for Mauritius taxes is considered necessary as a result of net investment losses incurred by the Fund.

     The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

- investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

- investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund may utilize:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses, gains on certain securities of corporations designated as "passive foreign investment companies" and the timing of the recognition of losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, in-cluding maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Through September 30,1998, the Fund paid MSTC fees of approximately $1,584,000

E. During the year ended December 31, 1998, the Fund made purchases and sales totaling $74,624,000 and $83,191,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1998, the U.S. Federal income tax cost basis of securities was $297,848,000, and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $12,751,000, of which $101,856,000 related to appreciated securities and $89,105,000 related to depreciated securities.

At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $176,096,000 available to offset future capital gains of which $19,397,000 will expire on December 31, 2003, $31,596,000 will expire on December 31, 2004, $45,881,000 will expire on December 31, 2005 and $79,222,000 will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to shareholders. For the year ended December 31, 1998, the Fund intends to elect to defer to January 1, 1999, post-October currency losses of $19,000.

F. For the year ended December 31, 1998, the Fund incurred $69,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. In connection with its organization and initial public offering of shares, the Fund incurred $65,000 and $1,164,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five year period beginning February 25, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

H. A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions. At December 31, 1998, the Fund owned an aggregate of approximately $3,535,000 in securities which were either out for transfer in the name of the Fund, were under objection for transfer in the name of the Fund, or were due from companies and/or brokers for various capital changes. Such securities are valued in accordance with the Fund's security valuation policy as described in Note A-1, but may not be saleable at the value shown in the Statement of Net Assets. The Fund has no intention of selling such securities until they are transferred in the name of the Fund.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1998 totaled $30,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

J. In June, the Board amended the Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's Secretary at least 60 days before the anniversary date of the previous year's annual meeting. In 1998, the annual meeting of stockholders was held on June 25. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

K. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through December 31, 1998, the Fund repurchased 1,470,300 shares or 4.12% of its Common Stock at an average price per share of $6.54 and an average discount of 25.53% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

REPORT OF INDEPENDENT ACCOUNTANTS
-----------
To the Shareholders and Board of Directors of Morgan Stanley India Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley India Investment Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 25, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

February 8, 1999

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    Morgan Stanley India Investment Fund, Inc.
                    American Stock Transfer & Trust Company
                    Dividend Reinvestment and Cash Purchase Plan
                    40 Wall Street
                    New York, NY 10005
                    1-800-278-4353


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